Exhibit 99.1

 ReWalk Robotics  Investor Presentation  April 2023  Confidential – ReWalk Robotics 2023  NASDAQ:RWLK

 Forward Looking Statements  This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. All statements contained in this presentation other than statements of historical fact are forward-looking statements. Such forward-looking statements may include projections regarding ReWalk's future performance and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek," and similar terms or phrases. The forward-looking statements contained in this presentation are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk's control. Important factors that could cause ReWalk's actual results to differ materially from those indicated in the forward-looking statements are more fully described in ReWalk’s periodic filings with the Securities and Exchange Commission (“SEC”), including the risk factors described in the section entitled "Risk Factors" in ReWalk's annual and quarterly reports that ReWalk files with the SEC.   In addition, this presentation contains estimates, projections and other information concerning market, industry and other data. ReWalk obtained this data from its own internal estimates and research and from academic and industry research, publications, surveys, and studies conducted by third parties, including governmental agencies. These data involve a number of assumptions and limitations, are subject to risks and uncertainties, and are subject to change based on various factors, including those discussed in ReWalk’s filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by ReWalk. While management believes such information is generally reliable, ReWalk has not independently verified any third-party information.  Forward-looking statements made in this presentation are based on a combination of facts and factors currently known to management and speak only as of the date hereof. Factors or events that could cause ReWalk's actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.  Confidential – ReWalk Robotics 2023

 Advancing Quality of Life After Neurological Injury or Disability  Confidential – ReWalk Robotics 2023  ReWalk Robotics Mission:  To fundamentally improve the quality of life for individuals with neurological injury or disability through innovative technologies that enable mobility and wellness in rehabilitation and daily life.  YouTube Link:   youtu.be/UwIUJaYJ3iM

 Neurologic disease or injury, including spinal cord injury (“SCI”) or stroke, historically results in a lifetime of disability and chronic health complications from a sedentary lifestyle.  ReWalk Robotics provides solutions that leverage robotics and biomechanics to facilitate neurorehabilitation in the clinic and at home, profoundly restoring functional mobility for patients otherwise highly limited in their day-to-day lives.  Getting People Back to Doing What They Love  Confidential – ReWalk Robotics 2023

 Strategic catalysts in 2023   FDA approval of stairs / curb capability  CMS approval for Medicare reimbursement of exoskeletons  FDA approval of next-generation of exoskeleton  Consolidation activity through strategic acquisitions   Market-leading innovation – First-to-market personal exoskeleton for spinal cord injury, with over 600 placements worldwide  Large and growing market opportunity – $1.1 billion market forecast to grow 8% annually  Strong cash position – Resources to fund organic growth, M&A, and internal development  Strategic vision – Leverage leadership position in exoskeletons to become consolidator of broad portfolio of high-value NeuroRehabilitation solutions  Experienced management – Multi-disciplinary leadership with successful track records in medical technology, life science tools, and biopharmaceuticals  A Leader in NeuroRehabilitation Solutions  Confidential – ReWalk Robotics 2023

A History of Innovation

First to:

- **2014** – …market exoskeleton with de novo FDA approval
- **2015** – …establish exoskeleton SOP with the Dept. of Veterans Affairs
- ……
- **2019** – …establish exoskeletons within the Medical Device Directory in Germany
- **2019** – …introduce soft-suit technology with the ReStore exo-suit for stroke rehabilitation
- **2020** – …establish HCPCS code for exoskeletons with Medicare
- **2021** – …achieve two separate FDA Breakthrough Device Designations for next-gen. exoskeletons and exo-suits
- **2022** – …submit claim for Medicare coverage for personal exoskeleton use at home and in the community
- **2023** – …earn FDA clearance of personal exoskeleton for use on stairs and curbs

ReWalk Robotics has consistently pioneered NeuroRehabilitation solutions as standard of care

6 Confidential – ReWalk Robotics 2023

NeuroRehabilitation Market is Sizeable and Growing

Neurorehabilitation: *The rehabilitation and management of patients with diseases, injury, or disorders of the nervous system. Primary goals are to improve function, reduce symptoms, and improve the well-being of the patient.*

NeuroRehabilitation Equipment Market[1]
$ in billions


CAGR of 8.3%
$1.1
$2.5
2020
2030

NeuroRehabilitation Equipment Market by Product Type[1]


20%
32%
48%
Neuro Robotic Devices
Non-Invasive Stimulators
Brain-Computer Interfaces

7 Confidential – ReWalk Robotics 2023

NeuroRehabilitation: Growing Market Opportunities

Market tailwinds that ReWalk will leverage:

- **Technological advances**. Continued innovation and efficiency improvements in robotics, sensors, power systems
- **Market adoption**. Introduction of VR & app-based patient services likely to increase patient adherence and improve outcomes
- **Aging demographics**. WHO forecasts proportion of age 65+ will grow from 7% (2000) to 16% (2050)


NeuroRehabilitatio
JNPT
JOURNAL of NEUROLOGIC PHYSICAL THERAPY
Neurorehabilitation & Neural Repair

ASNR
AMERICAN SOCIETY OF NEUROREHABILITATION

ACADEMY OF NEUROLOGIC PHYSICAL THERAPY

WFNR
World Federation for Neurorehabilitation

Industry headwinds that create opportunity:

- **Market access.** ReWalk Robotics has been at the forefront of collaborating with payors, successfully navigating reimbursement hurdles in the US and Germany
- **Scalability.** High-touch sales process limits scalability for small, undercapitalized, single-product companies, benefitting ReWalk Robotics in leveraging sales efficiencies across multiple product offerings

8 Confidential – ReWalk Robotics 2023

ReWalk Robotics

 Product Portfolio     Confidential – ReWalk Robotics 2023  9

 A Growing Portfolio of Solutions for NeuroRehabilitation  Confidential – ReWalk Robotics 2023  ReWalk Personal Exoskeleton  Cutting edge technology that provides paralyzed individuals with access to greater mobility and the health-related benefits of walking in daily life.  ReStore Exo-Suit  Versatile, robotic gait-training solution designed to promote restoration of functional walking patterns post-stroke through training in the clinic.     MyoCycle FES  Functional electrical stimulation (FES) bikes that enable users with weakness or paralysis to cycle under their own power in the clinic and at home.  Core Product  Distributed Product

 Flagship Product – ReWalk Personal Exoskeleton  Confidential – ReWalk Robotics 2023     The ReWalk Personal Exoskeleton enables paralyzed individuals with spinal cord injury to stand, walk, and ascend or descend stairs and curbs during everyday activities.  The most widely available and utilized personal exoskeleton in the world  Received CE clearance in 2012  FDA de novo approval in 2014  FDA stairs clearance in 2023  Over 600 personal systems placed worldwide

 The Leader in Exoskeleton Technology  Confidential – ReWalk Robotics 2023  Unprecedented freedom – Only personal exoskeleton enabling ambulatory access to real-world environments, including locations with stairs or curbs  Natural gait – Only personal exoskeleton with six adjustable degrees of freedom for more natural walking  Robust construction – Engineered and built for years of daily use to keep up with users wherever they want to go  Customized fit – Customizable exoskeleton individually configured to optimize safety, function, and comfort  Dedicated support – ReWalk customer support team available from initial evaluation through everyday use   Vibrant community – A worldwide community of ReWalk Personal Exoskeleton users that share common experiences

 Regular access to exoskeleton-assisted walking results in a multitude of health and wellness benefits for people with spinal cord injury2-8  Frequently reported benefits in literature include reductions in common comorbidities after SCI, including:  Reduced spasticity  Improved bowel/bladder function  Reduced chronic pain  Proven Health Benefits  Confidential – ReWalk Robotics 2023  Health benefits reported by ReWalk users in a 2023 survey8

 Confidential – ReWalk Robotics 2023   Germany  65M lives covered by DGUV (workers compensation) in Germany since 2019  Contractual coverage for 30% of all Germans through Statutory and Private health insurance plans  23.2M lives covered since 2020  Additional 2M covered lives added in 2021   US  9M US Veterans covered under VA Personal Exoskeleton policy since 2015  Over 225 systems covered through private and other insurance, on a case-by-case basis  Medicare HCPCS code established 2020  Case-by-case submissions with Medicare started late 2022  Increasing Progress of Reimbursement/Coverage

 SCI Market Potential – Driven by CMS Coverage  Confidential – ReWalk Robotics 2023  Eligible Candidates11,12  Reimbursement Pathway13,14  Potential Total Addressable Market   Prevalence of SCI Survivors  US  296,0009  Germany  74,00010  Global  7.1 Million10  US  15,416  Germany  2,064  Global  17,480  Potential  TAM   $1.75B

 Unique capabilities – only FDA and CE-cleared tool offering on-demand mechanical assistance to retrain post-stroke walking function during “push-off” (propulsion)  Enhanced gait training – improves training specificity and intensity by promoting power and symmetry in forward propulsion, as well as effective paretic limb advancement  Versatile solution – compatible with a wide array of clinic activities, from the treadmill to overground circuit training  Improved treatment efficiency – acts as a second set of skilled hands, eliminating the need for an aide and/or allowing a more holistic approach to gait training   Secondary Product Line – ReStore Soft Exo-Suit for Stroke  Confidential – ReWalk Robotics 2023

 Stroke Market Potential  Confidential – ReWalk Robotics 2023  Personal Sales (Future State)  Stroke Rehabilitation Centers20  Direct Sales Presence  In-Clinic Sales (Current State)  Inpatient Facilities  Outpatient Clinics  US  115217  44,00018  Germany  28819  11,00019  Global  27,80019  1M19  Incidence  Prevalence  US  795,00021  7M22  Germany  198,00019  1.75M19  Global  7.1 Million19  168M19  Medical Eligibility23  Direct Sales Presence  Clinic Market  1,824  Personal Market  5.8M  Potential Total Addressable Market   Potential  TAM $55M

 Stroke Market Potential  Confidential – ReWalk Robotics 2023  Personal Sales (Future State)  Stroke Rehabilitation Centers20  Clinic Market  1,824  Personal Market  5.8M  Direct Sales Presence  In-Clinic Sales (Current State)  Inpatient Facilities  Outpatient Clinics  US  115217  44,00018  Germany  28819  11,00019  Global  27,80019  1M19  Incidence  Prevalence  US  795,00021  7M22  Germany  198,00019  1.75M19  Global  7.1 Million19  168M19  Medical Eligibility23  Direct Sales Presence  Future product lines will leverage ReStore’s in-clinic presence to expand into the larger personal market  Potential  TAM $46B  Potential Total Addressable Market

 Broad indications – widely applicable across the NeuroRehabilitation spectrum, with specialized models for in-clinic and at-home use  Easy to use – simple setup, with intuitive controls allowing home users and clinicians to rapidly achieve therapeutic goals   Proven – FDA cleared to prevent muscle atrophy, reduce spasms, increase blood flow, and increase range of motion   Engaging – stores workout data, providing weekly progress reports, with performance tracking and comparison to incentivize progress  Isokinetic technology – intuitively provides assistance or resistance as needed, depending on functional capabilities  Distributed Product Line – MyoCycle FES  Confidential – ReWalk Robotics 2023

MyoCycle FES Market Potential

Personal (Home Use) Sales

	SCI	Stroke	MS
US	296,000[24]	7M[25]	1.0M[26]

Capital (In-Clinic) Sales

	Inpatient Facilities	Outpatient Clinics
US	1152[29]	44,000[30]

Medical Eligibility[27]

ReWalk Dist. Rights[28]

NeuroRehab Focused Clinics[31]

Potential Total Addressable Market

US Clinic Market	3,600
US Personal Market	67,000
Total	**70,600**

=

Potential TAM $1.7B

20 Confidential – ReWalk Robotics 2023

 Consolidation Strategy     Confidential – ReWalk Robotics 2023  21

 Enhancements to technology and features of ReWalk Exoskeleton  Expansion of access through greater reimbursement coverage  Internal development of new products  Increasing penetration for distributed products  Consolidation Will Add Scale and Supplement Growth  Confidential – ReWalk Robotics 2023  Approved, commercially established, adjacent products   High clinical benefit to patients  Capitalizes on our key capabilities to maximize financial synergies  Profitable within twelve months of purchase  Consolidation Accelerates Path to Profitability  Organic  Acquisition

 Distribution of NeuroRehabilitation Technology Providers  NeuroRehabilitation Market Attractive for Consolidation  Confidential – ReWalk Robotics 2023  Fragmented industry with many small players  Mostly private companies with limited access to capital  Innovative technologies with distribution constraints  Complementary products sold to the neurorehabilitation clinic or for home/community use  Opportunity for ReWalk Robotics to Leverage Its Leadership Position and Capital  For illustrative purposes from proprietary ReWalk research

 Leverage Key Capabilities  Acquisition Program Designed to Accelerate Path to Profitability  Confidential – ReWalk Robotics 2023  Field Sales & Marketing  Clinical  R&D  Regulatory / Quality  Reimbursement  Operations / Integration  Public company resources  Opportunity for ReWalk Robotics to Leverage Its Position and Capital  Acquisition Criteria  Approved, commercially established, adjacent product(s)   High clinical value and benefit to patients  Leverages our key capabilities to maximize financial synergies and profit accretion  Profitable within twelve months of purchase  ReWalk Exoskeleton  ReStore  Exo-suit  Potential Acquisition   C  MyoCycle  (Distributed)  Potential  Acquisition A  Potential Acquisition B

Deep and Talented Leadership Team



Larry Jasinski
Chief Executive Officer



Mike Lawless
Chief Financial Officer



Jeannine Lynch
Vice President,
Strategy & Market Access



Kathleen O'Donnell
Vice President,
Marketing &
New Business Development



Miri Pariente
Vice President,
Operations, Regulatory
& Quality



Ami Kraft
Executive Advisor to the CEO



Judy Kula
Vice President,
Customer Service, Human Resources
& Business Affairs



David Hexner
Vice President,
Research & Development

25 Confidential – ReWalk Robotics 2023

Financial Summary  Confidential – ReWalk Robotics 2023  $67.9 M   Cash & Cash Equivalents   (as of Dec. 31, 2022)  Cash  No Debt  Debt  Expected cash into 2025+, depending on acquisitions  Cash Runway  Well Positioned for Funding Internal Growth   and Consolidation Strategy

 2023 Milestones & Catalysts    Confidential – ReWalk Robotics 2023  FDA clearance for use of our ReWalk Personal exoskeletons on stairs and curbs extends competitive advantage  Exoskeleton reimbursement coverage by Medicare with claims processed and paid by MACs  510k submission for FDA clearance of the next-generation ReWalk 7.0 exoskeleton  Acquisition(s) of complementary product lines within NeuroRehabilitation market  Submission of 35+ additional claims to Medicare for reimbursement

 Expanding addressable market in United States and Germany;   first Medicare claims ongoing   ReWalk Robotics Well Positioned for Future Growth  Large, growing and fragmented NeuroRehabilitation market with many attractive candidates for consolidation  Fundamentally changes lives for individuals with spinal cord injury  Leading Innovative Technology  Proven model for the distribution of complementary products to the clinical and home-use markets  Resources to fund multiple years of organic growth while also making acquisitions of adjacent product lines  Confidential – ReWalk Robotics 2023  Growing Reimbursement Coverage  Attractive Market Opportunity  Key Capabilities for Success  Strong Balance Sheet

 NASDAQ:RWLK  Thank you!  Confidential – ReWalk Robotics 2023

 1 Allied Health Neurorehabilitation Market Report: https://www.alliedmarketresearch.com/neurorehabilitation-market-A10461  2 Asselin et al., Arch Phys Med Rehab (2021)   3 Gorman et al., J Clin Med (2021)   4 Duddy et al., Sensors (2021)   5 Shackleton et al., J Rehab Med (2019) Juszczak et al., Topics Spin Cord Inj Rehab (2018)   6 Faulkner et al., Journ Spinal Cord Med (2021)   7 Knezevic et al., Arch Phys Med Rehab (2021)   8 ReWalk user survey, 2023 N=41  9 National Spinal Cord Injury Statistical Center, Facts and Figures at a Glance. Birmingham, AL: University of Alabama at Birmingham, 2021.  10 Estimates based on scaling US statistics for total German and Global population sizes.  11 31% meet LOI eligibility criteria based on 2020 NSCISC annual report: www.nscisc.uab.edu/public/2020%20Annual%20Report%20-%20Complete%20Public%20Version.pdf   12 Of LOI-eligible, an estimated 30% meet additional eligibility criteria based on aggregate of 50% screen failure rate in literature: https://pubmed.ncbi.nlm.nih.gov/32800962/ plus ReWalk’s historical experience related to additional limiters (e.g. available transportation and time to attend training, motivation, companion availability, etc.) which are not accurately reflected within research populations.  13 56% of US SCI prevalence market cite Medicare or Medicaid as primary   14 30% of German Market covered for exoskeleton coverage by insurance contracts   Confidential – ReWalk Robotics 2023  References

 15 www.nichd.nih.gov/health/topics/stroke/conditioninfo/risk   16 www.strokeinfo.org/stroke-facts-statistics/   17 www.medpac.gov/wp-content/uploads/2021/10/mar21_medpac_report_ch9_sec.pdf   18 www.ibisworld.com/industry-statistics/number-of-businesses/physical-therapy-rehabilitation-centers-united-states/ (accessed Jan 2023)  19 Estimates based on scaling US statistics for total German and Global population sizes  20 Designated Primary Stroke Center www.ncbi.nlm.nih.gov/pmc/articles/PMC8886184/   21 www.nichd.nih.gov/health/topics/stroke/conditioninfo/risk   22 www.strokeinfo.org/stroke-facts-statistics/   23.67% Survivors report persistent physical disability www.strokeinfo.org/stroke-facts-statistics/   24 National Spinal Cord Injury Statistical Center, Facts and Figures at a Glance. Birmingham, AL: University of Alabama at Birmingham, 2021.  25 www.strokeinfo.org/stroke-facts-statistics/   26 www.healthline.com/health/multiple-sclerosis/facts-statistics-infographic#1   27 Estimated at 30% eligibility across multiple disease states  28 Population percentage with enrolled VA benefits (2.7%) https://department.va.gov/about/#  29 MedPAC 2021 Report: www.medpac.gov/wp-content/uploads/2021/10/mar21_medpac_report_ch9_sec.pdf  30 www.ibisworld.com/industry-statistics/number-of-businesses/physical-therapy-rehabilitation-centers-united-states/ (accessed Jan 2023)  31 Locust Walk commissioned report. Sources: Wall Street Research, Locust Walk Analytics, GlobalData  Confidential – ReWalk Robotics 2023  References (cont’d)